Growth and
Income Fund, Inc.
Annual Report

October 31, 1995
LETTER TO SHAREHOLDERS
Dear Fellow Shareholder:
    The net asset value of the Dreyfus Growth and Income Fund rose from $16.49 per share on October 31, 1994, to $17.96 per share on October 31, 1995, the close of the Fund's fiscal year reporting period. The total return for your Fund for the fiscal year was 13.17%.* The Standard & Poor's 500 Composite Stock Price Index returned 26.41% for the same period.** Since inception on December 31, 1991, the total return of your Fund was 58.36%, compared with 55.10% for the Standard & Poor's 500 Composite Stock Price Index. Of course, past performance is no guarantee of future results.***
    During the past year, we have managed the Fund conservatively. This can be an advantage in declining markets, but has a price during a bull market.
    The total return for the Fund for the fiscal year lagged behind the return on the Standard & Poor's 500 Stock Index for three primary reasons. All three were reflections of a cautious investment strategy.
    First, the Fund had a high cash reserve position, especially during the first half of the fiscal year. A high cash position lowers the absolute risk of a substantial decline in the value of a portfolio, but raises the relative risk that a portfolio's return will lag behind a rising market. During the fiscal year, the high cash position diluted the gains in the portion of the portfolio which was invested in stocks and convertible securities. This was especially true in the early part of the fiscal year. Since then, the Fund has reduced its cash position significantly.
    Second, the Fund was not heavily invested in the semiconductor stocks and other technology stocks which were leading performers within the market during the fiscal year. There is no question that there is a major technology expansion underway. However, the history of past technology bull markets is that competition from new entrants and rapidly expanding supply of products often makes it difficult for some companies to maintain a high rate of profit growth for more than a few years. We believe that this risk should be reflected in the valuations placed on technology stocks. Your Fund's holdings of technology stocks and convertible securities are focused on those companies where we believe there are good prospects for steady, persistent revenue and earnings gains over a period of years. Among our current holdings are two companies that fit the description. GME (the current name of Ross Perot's old Electronic Data Systems) is the world's leading outsourcing firm, managing the information systems functions for many of the world's leading companies. First Financial Management has merged into First Data Corporation. The merged company is a leading processor of credit card transactions.
    A third element in the cautious posture of the Fund was that a significant portion of the Fund was invested in convertible bonds and preferred stocks, a class of investment which will often rise less than common stocks in a rising market and fall less than common stocks in a falling market. The Fund continues to hold a substantial position in convertible bonds and convertible preferred stocks to help achieve the dual goals of growth and income.
    The Dreyfus Growth and Income Fund continues to have investments in a mix of small-cap, mid-cap and large-cap companies. Naturally, given the substantial size of the Fund, large-capitalization securities have become more important than in the early years of the Fund. Some of the best-performing securities in the Fund have been mid-cap growth stocks, notably WorldCom and McKesson, as well as the convertible bonds of Thermo-Electron, Seagate Technology, and First Financial Management (now merged into First Data Corporation).
    There remain a few small-capitalization companies in the Fund. Gilead Sciences is a biotech company with some promising drugs. Authentic Fitness sells Speedo swim suits and is an official licensee for the 1996 Olympics. A.L. Pharmaceutical, Cl.A. is a health care company with favorable growth prospects. Of necessity, however, small-cap stocks will represent a limited portion of the Fund now that it has grown to approximately $1.8 billion in size. We prefer to focus investments in small cap stocks on those with favorable multi-year prospects.
    Most of the Fund is invested in U.S. common stocks and convertible securities. However, we have included some foreign securities. There is a significant investment in Canada_a Canadian government bond, Brascan, Imperial Oil, Seagram, Canadian Pacific, Inco convertible bonds and an Occidental Petroleum preferred stock convertible into Canadian Occidental. Another set of securities consists of blue-chip European drug companies:
Astra AF of Sweden and the convertible securities of Sandoz Capital and Roche Holdings of Switzerland. There are also some investments in equities in Japan and other Asian countries. The Fund had no investments in Latin America at the end of the fiscal year.
    There are several long-term positive forces which have provided a supportive background for the financial markets. First, the trend of inflation has remained favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable. Finally, a broad consensus has begun to emerge on the importance of limiting the U.S. budget deficit.
    Still we believe that the period of strongest earnings growth in the U.S. economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt. The rate of growth of the U.S. economy is decelerating. Many multinational companies have already reaped a significant portion of the profit benefits of a decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the largest positions in your Fund are companies which we believe have a good chance of sustaining strong earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
    We intend to change the proportion of the portfolio invested in U.S. and foreign stocks, convertible securities and bonds as market conditions dictate. Within the equity portion of the portfolio, we intend to vary the mix of the portfolio among the stocks of small companies, medium-sized companies and large companies, depending on where we believe the most opportunities lie. Similarly, we plan to shift the mix of stocks among different industries depending on our expectations for different sectors.

    We welcome your investment in this Fund. Our goal continues to be generating a favorable yield and providing opportunities for growth in net asset value, over time.

                                                            Sincerely,

[Richard B. Hoey signature logo]

                                                            Richard B. Hoey
                                                            Portfolio Manager

November 21, 1995
New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Fund's average annual total returns from inception (December 31, 1991) to September 30, 1995 and for the 1-year period ended September 30, 1995 were 13.64% and 15.16%, respectively.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund, which can invest in both debt and equity securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance, which is composed of only equity securities. ***The Fund's share price and investment return fluctuate so that upon redemption you may receive more or less than your original investment. For a current Prospectus containing more information including fees and expenses, please call 1-800-645-6561. Read it carefully before investing.
    As an actively managed Fund, portfolio composition is subject to change, and the discussion of Fund holdings does not constitute investment advice or recommendations.

DREYFUS GROWTH AND INCOME FUND, INC.                   OCTOBER 31, 1995
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH AND INCOME FUND, INC.
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
*Source: Lipper Analytical Services, Inc.[Exhibit A]
AVERAGE ANNUAL TOTAL RETURNS
                        ONE YEAR ENDED              FROM INCEPTION (12/31/91)
                        OCTOBER 31, 1995            TO OCTOBER 31, 1995
                       ------------------            ---------------------
                            13.17%                         12.72%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 12/31/91 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, which can invest in both equity and debt securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance comprised solely of common stocks. The performance of the Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1995
COMMON STOCKS-63.9%                                                                         SHARES              VALUE
--------------------                                                                      -----------         ---------
             BASIC AND PROCESS
               INDUSTRIES - 10.2%    Air Products & Chemicals........                        200,000       $10,325,000
                                     AlliedSignal....................                        300,000        12,750,000
                                     American Infrastructure.........                        650,000 (a,e)       -
                                     Cabot...........................                        150,000         7,125,000
                                     Corning.........................                        600,000        15,675,000
                                     Crown Cork & Seal...............                        375,000        13,078,125
                                     duPont (EI) de Nemours..........                        200,000        12,475,000
                                     FMC.............................                        125,000 (a)     8,953,125
                                     Ferro...........................                        300,000         6,937,500
                                     Longview Fibre..................                        325,000         4,712,500
                                     Monsanto........................                        150,000        15,712,500
                                     Nalco Chemical..................                        200,000         6,000,000
                                     Praxair.........................                        600,000        16,200,000
                                     Raychem.........................                        300,000        13,912,500
                                     Rohm & Haas.....................                        100,000         5,525,000
                                     Union Carbide...................                        200,000         7,575,000
                                     Weyerhaeuser....................                        200,000         8,825,000
                                     Witco...........................                        470,000        13,277,500
                                                                                                           -------------
                                                                                                           179,058,750
                                                                                                           -------------
      CAPITAL GOODS - 5.3%           Albany International, Cl. A.....                        604,800        12,549,600
                                     Boeing..........................                         50,000         3,281,250
                                     Browning-Ferris Industries......                        250,000         7,281,250
                                     Deere & Co......................                         75,000         6,703,125
                                     Emerson Electric................                        155,400        11,072,250
                                     Illinois Tool Works.............                        125,000         7,265,625
                                     Mitsubishi Heavy Industries.....                      1,340,000        10,350,074
                                     WMX Technologies................                        750,000        21,093,750
                                     York International..............                        327,900        14,345,625
                                                                                                           -------------
                                                                                                            93,942,549
                                                                                                           -------------
                 CONSUMER - 7.7%     American Greetings, Cl. A.......                        450,000        14,175,000
                                     Authentic Fitness...............                        420,000         8,610,000
                                     Consolidated Stores.............                        165,000 (a)     3,815,625
                                     Harcourt General................                        110,000         4,358,750
                                     Home Depot......................                        400,000        14,900,000
                                     Lowes...........................                        700,000        18,900,000
                                     OfficeMax.......................                      1,120,000 (a)    27,720,000
                                     PepsiCo.........................                        300,000        15,825,000
                                     Seagram.........................                        450,000        16,200,000
                                     Wendy's International...........                        600,000        11,925,000
                                                                                                           -------------
                                                                                                           136,429,375
                                                                                                           -------------
                ENERGY - 5.9%....... Amerada Hess....................                        400,000        18,050,000
                                     Imperial Oil....................                        200,000         7,300,000


DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                   SHARES              VALUE
-------------------------                                                                 ----------         ----------

             ENERGY (CONTINUED)      Occidental Petroleum............                        675,000       $14,512,500
                                     Schlumberger....................                        100,000         6,225,000
                                     Sonat Offshore Drilling.........                        239,000         7,588,250
                                     Texaco..........................                        250,000        17,031,250
                                     Triton Energy...................                        225,000        10,490,625
                                     UGI.............................                        700,000        14,700,000
                                     Union Pacific Resources Group...                        325,000         7,393,750
                                                                                                           -------------
                                                                                                           103,291,375
                                                                                                           -------------
           FINANCIAL - 3.3%...       Citicorp........................                        436,371        28,309,568
                                     Development Bank of Singapore...                        250,000         2,866,242
                                     First Interstate Bancorp........                        100,000        12,900,000
                                     Mortgage Information............                        245,959 (a,c,e)     -
                                     Overseas Union Bank.............                        500,000         3,113,941
                                     Shawmut National................                        250,000         8,468,750
                                     UJB Financial...................                        100,000         3,187,500
                                                                                                           -------------
                                                                                                            58,846,001
                                                                                                           -------------
           HEALTH CARE - 9.3%        A.L. Pharmaceutical,Cl. A.......                        269,200         6,460,800
                                     Astra Af........................                        500,000        18,397,045
                                     Columbia/HCA Healthcare.........                        400,000        19,650,000
                                     Cordis..........................                        125,000 (a)    13,812,500
                                     Genzyme.........................                        200,000        11,650,000
                                     Gilead Sciences.................                        650,000 (a)    12,675,000
                                     Guidant.........................                        405,000        12,960,000
                                     Johnson & Johnson...............                        100,000         8,150,000
                                     Lilly (Eli).....................                         50,000         4,831,250
                                     McKesson........................                        300,000        14,325,000
                                     Medtronic.......................                        200,000        11,550,000
                                     Pfizer..........................                        100,000         5,737,500
                                     SmithKline Beecham A.D.R........                        200,000        10,375,000
                                     Teva Pharmaceutical Industries A.D.R                    355,000        13,933,750
                                                                                                           -------------
                                                                                                           164,507,845
                                                                                                           -------------
         INSURANCE - 3.3%.......     ACE Limited.....................                        200,000         6,800,000
                                     EXEL............................                        160,000         8,560,000
                                     PMI Group.......................                        210,000        10,080,000
                                     Prudential Reinsurance Holdings.                        413,600         8,427,100
                                     TIG Holdings....................                        270,000         6,851,250
                                     USF&G...........................                      1,000,000        16,750,000
                                                                                                           -------------
                                                                                                            57,468,350
                                                                                                           -------------
          MEDIA/
           ENTERTAINMENT - 3.4%..   Disney (Walt)                                            220,000        12,677,500
                                     Liberty Media Group.............                        675,000        16,621,875
                                     Time Warner.....................                        700,000        25,550,000
                                     Viacom, Cl. A...................                        100,000 (a)     4,975,000
                                                                                                           -------------
                                                                                                            59,824,375
                                                                                                           -------------

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                    SHARES               VALUE
                                                                                            --------            --------
         MINING AND
          METALS - 1.5%............. Brascan...............................                   700,000      $ 10,762,500
                                     Freeport-McMoRan Copper & Gold, Cl. A.                   300,000         6,862,500
                                     NKK...................................                 3,450,000         8,342,144
                                                                                                           -------------
                                                                                                             25,967,144
                                                                                                           -------------
             REAL ESTATE - 1.7%      CBL Associates Property.........                        350,000          7,437,500
                                     City Developments...............                        460,000          2,848,549
                                     Crescent Real Estate Equities...                        230,100          7,363,200
                                     DBS Land Ltd....................                        950,000          2,810,333
                                     Patriot American Hospitality....                        250,000 (a)      6,093,750
                                     Wing Tai Holdings...............                      1,500,000          2,600,849
                                                                                                           -------------
                                                                                                             29,154,181
                                                                                                           -------------
            TECHNOLOGY - 5.5%.       AMP.............................                        400,000          15,700,000
                                     Bay Networks....................                        100,000 (a)       6,625,000
                                     Digital Equipment...............                        300,000 (a)      16,237,500
                                     General Motors, Cl. E...........                        700,000          32,987,500
                                     Intel...........................                        100,000           6,987,500
                                     Mannesmann A.G..................                         34,000          11,187,643
                                     PLATINUM Technology.............                        425,000 (a)       7,756,250
                                                                                                           -------------
                                                                                                              97,481,393
                                                                                                           -------------
     TELECOMMUNICATIONS - 4.4%.      AT&T............................                       700,000           44,800,000
                                     Comcast, Cl. A (Non-voting).....                       300,000            5,362,500
                                     DSC Communications..............                       100,000 (a)        3,700,000
                                     IntelCom Group..................                       325,000 (a)        3,534,375
                                     Nippon Telegraph & Telephone....                           900            7,392,070
                                     WorldCom........................                       400,000 (a)       13,050,000
                                                                                                           -------------
                                                                                                              77,838,945
                                                                                                           -------------
      TRANSPORTATION - 1.4%          Burlington Northern Santa Fe....                         60,000           5,032,500
                                     Canadian Pacific................                        450,000           7,200,000
                                     Overseas Shipholding............                        331,700           5,638,900
                                     Teekay Shipping.................                        285,900           6,647,175
                                                                                                           -------------
                                                                                                              24,518,575
                                                                                                           -------------
         UTILITIES - 1.0%..          Central & Southwest.............                        160,000           4,280,000
                                     Entergy.........................                        240,000           6,840,000
                                     Texas Utilities.................                        200,000           7,350,000
                                                                                                           -------------
                                                                                                              18,470,000
                                                                                                           -------------
                                     TOTAL COMMON STOCKS
                                     (cost $1,019,712,117)...........                                     $1,126,798,858
                                                                                                          ===============







DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1995
CONVERTIBLE PREFERRED STOCKS-7.8%                                                          SHARES               VALUE
---------------------------------                                                         --------             --------

BASIC AND PROCESS
      INDUSTRIES - .8%               International Paper, Cum., $2.625........            300,000 (b)        $ 13,462,500
                                     Tiregator, Ser. B, Cum., $.50............            600,000 (a,e)           850,425
                                                                                                            -------------
                                                                                                               14,312,925
                                                                                                            -------------
       CONSUMER - .4%               Ford Motor, Ser. A, Cum., $4.20...........              35,000              3,290,000
                                    RJR Nabisco Holdings, Ser. C, Cum., $6.012             550,000              3,437,500
                                                                                                            -------------
                                                                                                                6,727,500
                                                                                                            -------------
       ENERGY - 1.7%                Occidental Petroleum, Cum., $3.875........             300,000 (b)         16,800,000
                                     Occidental Petroleum, Ser. A $3.00.......              80,000              4,520,000
                                     Western Gas Resources, Cum., $2.625......             228,000              8,179,500
                                                                                                            -------------
                                                                                                               29,499,500
                                                                                                            -------------
         INSURANCE - .6%.           Allstate, Cum., $2.30.....................             235,000             10,222,500
                                                                                                            -------------
         MINING AND METALS - .5%    Newmont Mining, Cum., $2.75...............             150,000 (b)          8,156,250
                                                                                                            -------------
         REAL ESTATE - 1.4%        Merry Land & Investment, Ser. C. 8.60%.....             295,000              8,075,625
                                   Rouse, Ser. A, Cum., 6.50%.................             192,000             10,380,000
                                   Tanger Factory, Ser. A, Cum., $1.802.......             299,800              6,445,700
                                                                                                            -------------
                                                                                                               24,901,325
                                                                                                            -------------
         TECHNOLOGY - 1.1%          General Motors, Ser. C, Cum., $3.20.......             300,000             20,100,000
                                                                                                            -------------
         TELECOMMUNICATIONS - 1.2%  LCI International, Cum., 5%...............              85,000              4,069,375
                                     MFS Communications, 8%...................             435,000             17,182,500
                                                                                                            -------------
                                                                                                               21,251,875
                                                                                                            -------------
         TRANSPORTATION - .1%      Arkansas Best, Ser. B, Cum., 5.75%.........              75,000              2,775,000
                                                                                                            -------------
                                     TOTAL CONVERTIBLE PERFERRED STOCKS
                                     (cost $134,621,508)......................                              $ 137,946,875
                                                                                                            ==============
PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS - 15.2%                                                  AMOUNT              VALUE
---------------------------------------------                                               --------            --------
      BASIC AND PROCESS
           INDUSTRIES - 1.3%      American Infrastructure, Sub. Deb.,
                                             10%, 1/31/1996...................          $ 500,000 (a,e)     $      -
                                     Renong Berhad, Sub. Deb,
                                        2%, 7/15/2005.........................          9,000,000 (b)           8,910,000
                                     Riverwood International, Sub. Deb.:
                                         6.75%, 9/15/2003.....................          9,350,000 (b)          10,331,750
                                         6.75%, 9/15/2003.....................          2,950,000               3,259,750
                                                                                                            -------------
                                                                                                               22,501,500
                                                                                                            -------------



DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31, 1995
                                                                                            PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS (CONTINUED)                                              AMOUNT              VALUE
-----------------------------------------------                                             ---------          ----------
         CAPITAL GOODS - .8%      Albany International, Sub. Deb.,
                                            5.25%, 3/5/2002....................           $ 3,200,000         $ 2,936,000
                                  Liebert, Sub. Deb.,
                                             8%, 11/15/2010....................             3,900,000          10,466,625
                                                                                                            -------------
                                                                                                               13,402,625
                                                                                                            -------------
         CONSUMER - 2.1%          Omnicom Group, Sub. Deb.,
                                        4.50%, 9/1/2000........................          13,500,000 (b)        16,216,875
                                     Scholastic, Sub. Deb.,
                                          5%, 8/5/2005.........................           3,000,000 (b)         3,067,500
                                     Staples, Sub. Deb.,
                                         4.50%, 10/1/2000......................          15,000,000 (b)        15,337,500
                                     Wendy's International, Sub. Deb.,
                                           7%, 4/1/2006........................           1,500,000             2,486,250
                                                                                                            -------------
                                                                                                               37,108,125
                                                                                                            -------------
         FINANCIAL - .6%         Mbl International Finance Trust, Sub. Deb.,
                                        3%, 11/30/2002.........................           9,500,000             9,880,000
                                                                                                            -------------
         HEALTH CARE - 1.9%      Genesis Health Ventures, Sr. Sub. Deb.,
                                          6%, 11/30/2003.......................            6,000,000            7,995,000
                                     Omnicare, Sub. Notes
                                          5.75%, 10/1/2003.......................          2,000,000            5,070,000
                                     Roche Holdings, Liquid Yield Option Notes,
                                             Zero Coupon, 4/20/2010............           30,000,000 (b)
                                     12,412,500 Sandoz Capital, Sub. Deb.,
                                           2%, 10/6/2002.......................            9,000,000 (b)        7,931,250
                                                                                                            -------------
                                                                                                               33,408,750
                                                                                                            -------------
           INSURANCE - 1.0%...        Nac Re, Sub. Deb.,
                                            5.25%, 12/15/2002..................           10,050,000 (b)        9,999,750
                                     Trenwick, Sub. Deb.,
                                             6%, 12/15/1999....................            8,000,000            8,550,000
                                                                                                            -------------
                                                                                                               18,549,750
                                                                                                            -------------
           MINING AND METALS - .8%    Inco, Yankee Deb.,
                                             5.75%, 7/1/2004...................           11,000,000           14,190,000
                                                                                                            -------------
           REAL ESTATE - .6%          Liberty Property Trust, Sub. Deb.,
                                             8%, 7/1/2001......................            4,800,000            4,884,000
                                     Sizeler Properties, Sub. Deb.,
                                           8%, 7/15/2003.......................            7,000,000            6,020,000
                                                                                                            -------------
                                                                                                               10,904,000
                                                                                                            -------------

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31, 1995
                                                                                          PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS (CONTINUED)                                           AMOUNT                 VALUE
------------------------------------------------                                           ---------             ---------
              TECHNOLOGY - 5.6%      First Financial Management, Sr. Deb.,
                                           5%, 12/15/1999......................        $33,500,000           $ 51,590,000
                                     Seagate Technology, Sub. Deb.,
                                            5%,11/1/2003.......................          7,500,000 (b)         13,087,500
                                     Spectrumholobtye, Sub. Deb.,
                                            6.50%,9/15/2002....................          4,400,000 (b)          4,092,000
                                     Thermo Electron, Euro. Sub. Deb.:
                                          4.625%, 8/1/1997.....................          5,500,000             11,935,000
                                          4.875%, 8/1/1997.....................          8,000,000             17,360,000
                                                                                                            -------------
                                                                                                               98,064,500
                                                                                                            -------------
             TRANSPORTATION - .5%     AMR, Sub. Deb.,
                                            6.125%, 11/1/2024..................          8,750,000              8,585,937
                                     Campagnie Nationale Air France,
                                             Sub. Deb., 4%, 1/1/2000...........            893,193 (e)            182,937
                                                                                                            -------------
                                                                                                                8,768,874
                                                                                                            -------------
                                     TOTAL CONVERTIBLE CORPORATE
                                            NOTES AND BONDS
                                            (cost $215,119,283)................                             $ 266,778,124
                                                                                                          ===============
     FOREIGN BONDS - .9%
     --------------------
              CANADIAN GOVERNMENT
                   BONDS;.....        Canada, 8.875%, 12/1/2005
                                            (cost $16,159,523).................         14,908,684 (d)         16,215,132
                                                                                                            =============
U.S. GOVERNMENT OBLIGATIONS - 1.7%
-----------------------------------
                                 U.S. TREASURY NOTES;        6.50%, 4/30/1997
                                        (cost $30,377,344)                              $30,000,000         $  30,375,000
                                                                                                            =============
SHORT-TERM INVESTMENTS - 7.6%
-----------------------------
                                 U.S. TREASURY BILLS:        5.35%, 12/7/1995           $32,536,000           $32,370,717
                                     6.52%, 12/14/1995...............                    12,682,000            12,602,991
                                     5.42%, 12/21/1995...............                    16,085,000            15,968,866
                                     5.34%, 12/28/1995...............                    43,174,000            42,817,815
                                     5.33%, 1/4/1996.................                    15,218,000            15,074,342
                                     6.86%, 1/11/1996................                    15,236,000            15,075,870
                                                                                                             -------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                           (cost $133,905,950).................                            $  133,910,601
                                                                                                             -------------
TOTAL INVESTMENTS (cost $1,549,895,725)........................................        97.1%               $1,712,024,590
                                                                                      =======               =============
CASH AND RECEIVABLES (NET)                                                              2.9%               $   51,346,859
                                                                                      =======               =============
NET ASSETS.....................................................................       100.0%               $1,763,371,449
                                                                                      =======               =============


DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO STATEMENT OF INVESTMENTS:
  (a)Non-income producing.
  (b)Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyer. At October 31, 1995, these securities amounted to $139,805,375 or approximately 7.9% of net assets.
  (c)Investment in non-controlled affiliate (cost $275,959)-See note 1(d).
  (d)Denominated in Canadian Dollars.
  (e)Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $1,033,362 represent approximately
    .06% of net assets.


ACQUISITION                                         PERCENTAGE OF
ISSUER                                                   DATE                PRICE           NET ASSETS         VALUATION(1)
-----------                                         --------------           -----           -----------        -------------
  Campagnie Nationale Air France,
        Sub., Deb.,
        4%, 01/01/2000                                  4/28/1993            $.19              .01%               cost
                                                         5/4/1993             .19
  American Infrastructure                               2/14/1991           10.00              .00%               zero
                                                         6/4/1991           10.00
  American Infrastructure,
        Conv. Sub. Deb.,
        10%, 1/31/1996                                  2/14/1991           100.00             .00%               zero
  Mortgage Information                                  5/18/1987             1.12             .00%               zero
                                                         2/1/1988             1.12
                                                       12/13/1988             1.12
  Tiregator, Ser. B, Cum., $.50                         3/31/1993             5.00             .05%            1.42/share

  (1)The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

See notes to financial statements.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                   OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
    (cost $1,549,895,725)-see statement................................                                  $1,712,024,590
    Cash...............................................................                                      20,990,268
    Receivable for investment securities sold..........................                                      52,681,959
    Dividends and interest receivable..................................                                       5,688,296
    Net unrealized appreciation on forward currency exchange
    contracts-Note 4(a)................................................                                       2,250,797
    Prepaid expenses...................................................                                         187,291
                                                                                                      -----------------
                                                                                                          1,793,823,201
LIABILITIES:
    Due to The Dreyfus Corporation.....................................                 $ 1,097,980
    Payable for investment securities purchased........................                  28,097,167
    Payable for Common Stock redeemed..................................                     269,777
    Accrued expenses...................................................                     986,828           30,451,752
                                                                                       -------------      --------------
NET ASSETS.............................................................                                   $1,763,371,449
                                                                                                          ===============
REPRESENTED BY:
    Paid-in capital....................................................                                   $1,546,309,647
    Accumulated undistributed investment income-net....................                                        1,643,681
    Accumulated undistributed net realized gain on investments.........                                       51,034,672
    Accumulated net unrealized appreciation on investments and
    foreign currency transactions-Note 4(b)............................                                      164,383,449
                                                                                                         -----------------
NET ASSETS at value applicable to 98,185,287 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized)....                                    $1,763,371,449
                                                                                                          ===============
NET ASSET VALUE, offering and redemption price per share
    ($1,763,371,449 / 98,185,287 shares)...............................                                         $17.96
                                                                                                               =========



        See notes to financial statements.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS                                                                         YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
    Cash dividends (net of $313,884 foreign taxes withheld at source)..              $ 31,456,969
    Interest...........................................................                30,240,516
                                                                                      -------------
    TOTAL INCOME.......................................................                                         $ 61,697,485
    EXPENSES:
    Management fee-Note 3(a)...........................................                12,805,043
    Shareholder servicing costs-Note 3(b)..............................                 4,568,077
    Custodian fees.....................................................                   208,750
    Prospectus and shareholders' reports...............................                   137,739
    Registration fees..................................................                   107,677
    Professional fees..................................................                   106,820
    Dividends on securities sold short.................................                   102,250
    Directors' fees and expenses-Note 3(c).............................                    58,435
    Miscellaneous......................................................                    50,597
                                                                                      -------------
    TOTAL EXPENSES.....................................................                                           18,145,388
                                                                                                                 ------------
    INVESTMENT INCOME-NET..............................................                                           43,552,097
                                                                                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
    Long transactions (including option and foreign currency transactions)            $ 52,309,399
    Short sale transactions............................................                   (628,232)
    Net realized gain on foreign exchange contracts....................                    589,197
    Net realized (loss) on financial futures-Note 4(a);
    Short transactions.................................................                 (1,607,001)
                                                                                      -------------
    NET REALIZED GAIN..................................................                 50,663,363
    Net unrealized appreciation (depreciation) on investments:
    Unaffiliated issuers (including foreign currency transactions).....               $117,068,342
    Affiliated issuers.................................................                   (482,079)
                                                                                      -------------
    TOTAL UNREALIZED APPRECIATION......................................                                          116,586,263
                                                                                                                 ------------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                          167,249,626
                                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                                         $210,801,723
                                                                                                                =============




See notes to financial statements.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS                                                                  YEAR ENDED OCTOBER 31,
                                                                                                  ---------------------------
                                                                                                     1994              1995
                                                                                                   --------           -------
OPERATIONS:
    Investment income-net..............................................                         $ 33,644,815       $43,552,097
    Net realized gain on investments...................................                           18,079,746        50,663,363
    Net unrealized appreciation (depreciation) on investments for the year                       (58,317,363)      116,586,263
                                                                                                 -------------     -----------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....                           (6,592,802)      210,801,723
                                                                                                 -------------     -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..............................................                          (31,151,196)      (47,077,166)
    Net realized gain on investments...................................                           (2,937,836)      (17,083,782)
                                                                                                 -------------     -----------
    TOTAL DIVIDENDS....................................................                          (34,089,032)      (64,160,948)
                                                                                                 -------------     -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold......................................                        1,009,565,228       311,302,461
    Dividends reinvested...............................................                           32,199,203        61,009,090
    Cost of shares redeemed............................................                         (448,852,062)     (473,314,270)
                                                                                                 -------------     -----------
    INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..                          592,912,369      (101,002,719)
                                                                                                 -------------     -----------
    TOTAL INCREASE IN NET ASSETS.......................................                          552,230,535        45,638,056
NET ASSETS:
    Beginning of year..................................................                        1,165,502,858     1,717,733,393
                                                                                                -------------      -----------
    End of year (including undistributed investment income-net:
    $5,168,750 in 1994 and $1,643,681 in 1995).........................                        $1,717,733,393    $1,763,371,449
                                                                                               ===============   ==============
                                                                                                    SHARES            SHARES
                                                                                                 -------------     -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold........................................................                           60,025,508       18,271,501
    Shares issued for dividends reinvested.............................                            1,969,430        3,697,330
    Shares redeemed....................................................                          (26,930,996)     (27,976,446)
                                                                                                 -------------     -----------
    NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................                           35,063,942       (6,007,615)
                                                                                               ===============    ==============

See notes to financial statements.
DREYFUS GROWTH AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------------------------------
PER SHARE DATA:                                                     1992(1)          1993             1994            1995
                                                                    -------         ------          -------          ------
    Net asset value, beginning of year...........                    $12.50         $13.89           $16.86          $16.49
                                                                    -------         ------           -------         -------
    INVESTMENT OPERATIONS:
    Investment income-net........................                     .19             .38              .34              .44
    Net realized and unrealized gain (loss) on investments            1.38           2.95             (.34)            1.67
                                                                    -------         ------          -------           ------
    TOTAL FROM INVESTMENT OPERATIONS.............                     1.57           3.33                -             2.11
                                                                    -------         ------          -------           ------
    DISTRIBUTIONS:
    Dividends from investment income-net.........                    (.18)          (.36)             (.33)            (.47)
    Dividends from net realized gain on investments                     -              -              (.04)            (.17)
                                                                    -------         ------          -------           ------
    TOTAL DISTRIBUTIONS..........................                    (.18)          (.36)             (.37)            (.64)
                                                                    -------         ------          -------           ------
    Net asset value, end of year.................                    $13.89        $16.86             $16.49          $17.96
                                                                    ========       ======            =======          =======
TOTAL INVESTMENT RETURN..........................                  12.57%(2)        24.24%              .05%           13.17%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets               1.02%(2)         1.24%              1.14%           1.05%
    Ratio of dividends on securities sold short to
    average net assets...........................                       -              -                  -              .01%
    Ratio of net investment income to average net assets            2.30%(2)         2.92%              2.18%           2.55%
    Decrease reflected in above expense ratios due to
    undertakings by the Manager..................                    .39%(2)          .04%                -               -
    Portfolio Turnover Rate......................                 127.24%(2)         85.26%           97.47%           132.46%
    Net Assets, end of year (000's Omitted)......                 $98,532        $1,165,503       $1,717,733        $1,763,371

(1)From December 31, 1991 (commencement of operations) to October 31, 1992.
(2)Not annualized.


See notes to financial statements.
DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. T#he Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities #(including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Investments in forward currency exchange contracts are valued at the offsetting rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.

DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates interest and dividends on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required pursuant to the Agreement for the year ended October 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended October 31, 1995, the Fund was charged an aggregate of $2,435,946 pursuant to the Shareholder Services# Plan.

DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended October 31, 1995:

                                                                              PURCHASES                      SALES
                                                                           ---------------              ---------------
    Long transactions..........................................            $2,026,703,009              $1,900,316,731
    Short sale transactions....................................                35,070,408                  35,698,640
                                                                            -------------              ---------------
      TOTAL....................................................            $2,061,773,417              $1,936,015,371
                                                                           ===============             ===============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1995, there were no securities sold short outstanding.
    The following summarizes open forward currency exchange contracts at October 31, 1995:

                                                                                              U.S. DOLLAR          UNREALIZED
FORWARD CURRENCY EXCHANGE CONTRACTS:                                    PROCEEDS                VALUE             APPRECIATION
------------------------------------                                   -----------           -------------         -----------
SALES:
German Deutschemarks, expiring 11/30/95 ...................           $ 7,156,659            $7,111,870             $44,789
Japanese Yen, expiring 11/6/95.............................             5,552,471             4,897,639             654,832
Japanese Yen, expiring 11/10/95............................            10,902,748             9,802,000           1,100,748
Japanese Yen, expiring 11/16/95............................             7,671,573             7,259,884             411,689
Swedish Kronas, expiring 11/30/95 .........................             9,066,047             9,027,308              38,739
                                                                                                                 ----------
                                                                                                                 $2,250,797
                                                                                                                 ===========



DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund may invest in financial futures contracts in order to gain exposure to or to protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1995, there were no financial futures contracts outstanding.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $164,379,662, consisting of $207,128,223 gross unrealized appreciation and $42,748,561 gross unrealized depreciation, excluding foreign currency transactions.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS GROWTH AND INCOME FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH AND INCOME FUND, INC.
        We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


[Ernst & Young LLP signature logo]

New York, New York
December 14, 1995
DREYFUS GROWTH AND INCOME FUND, INC.

IMPORTANT TAX INFORMATION (UNAUDITED)
        For Federal tax purposes the Fund hereby designates $.024 per share as a long-term capital gain distribution of the $.2870 per share paid on December 19, 1994.
[Dreyfus Lion "d" logo]
DREYFUS GROWTH AND
INCOME FUND, INC.
200 Park Avenue
New York, NY10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained in the Prospectus, which must precede or accompany this report.





Printed in U.S.A.                           010AR9510
[Dreyfus logo]